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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 21, 2006

                             -----------------------

                                 CRYOLIFE, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

           FLORIDA                        1-13165                59-2417093
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

              1655 ROBERTS BOULEVARD, N.W., KENNESAW, GEORGIA 30144
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 419-3355

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

THE COMPANY'S COMPENSATION COMMITTEE APPROVES GRANT OF CERTAIN OPTIONS AND RESTRICTED STOCK AWARDS.

     On February 21, 2006, CryoLife's Compensation Committee, composed entirely of independent directors, approved the grant of stock options and restricted stock awards to certain employees, including executive officers.

     The following individuals, including those who were named in the Company's most recent proxy statement as the most highly paid officers in 2004, received grants of stock options and stock:


                                                    Stock        Restricted
                                                   Options          stock
                                                  ----------    --------------
             Steven G. Anderson                      68,500            11,500

             David Ashley Lee                        43,000             7,000

             Albert E. Heacox, Ph.D.                 25,750             4,250

             Gerald Seery                            21,500             3,500

             David M. Fronk                          17,200             2,800

             Other employees                         90,500             5,000
                                                  ----------    --------------

             Total                                  266,450            34,050
                                                  ==========    ==============

     The stock options and restricted stock were granted under the 2004 Employee Stock Incentive Plan (the "Plan"). A copy of the Plan was filed as Exhibit 10.2 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004. The offer and sale of shares under the Plan were registered under the Company's Registration Statement on Form S-8 filed on September 21, 2004 (File No. 333-119137).

     In addition to the other terms and conditions of the Plan, the stock options have the following principal terms:

     o Exercise price of $4.25 per share, based on the closing price for the Company's Common Stock on the New York Stock Exchange on February 21, 2006.
     o Vesting at 20% per year beginning on the first anniversary of the grant date.
     o    Expiration date of August 21, 2011.


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     The restricted stock awards vested immediately.

     Copies of the forms of restricted stock award agreement and option agreement are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.


SECTION 8   OTHER EVENTS.
ITEM 8.01   OTHER EVENTS.

     Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 8.01.


SECTION 9     FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9.01(C)  EXHIBITS.

     (a) Financial Statements.
         Not applicable.

     (b) Pro Forma Financial Information.
         Not applicable.

     (c) Shell Company Transactions.
         Not applicable.

     (d) Exhibits.

         Exhibit Number     Description

         10.1               Form of Restricted Stock Award Agreement.

         10.2               Form of Section 16 Officer Stock Option Agreement.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CRYOLIFE, INC.



Date:  February 27, 2006              By:  /s/ D. Ashley Lee
                                          ------------------------------
                                          Name:  D. Ashley Lee
                                          Title: Executive Vice President, Chief
                                                 Operating Officer and Chief
                                                 Financial Officer



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